Preferred Stock	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Preferred Stock
11.	Preferred Stock
On August 14, 2020, the Company changed the corporate structure to a Delaware corporation. Upon the change in the corporate structure, each of the Series Seed Preferred Units and Series A Preferred Units were canceled and converted into a corresponding number of shares of Series Seed Preferred Stock and Series A Preferred Stock, $0.0001 par value, at an original issue price of $1.875 and $4.441, respectively. For the period ending on December 31, 2020, we have determined that our preferred stock is contingently redeemable upon certain events not solely within our control. As a result, the SAFEs would potentially be settled in contingently redeemable shares with redemption of such shares being outside of our control.
In October 2021, in connection with the Business Combination all outstanding shares of Series Seed Preferred Stock and Series A Preferred Stock were converted into common stock. The total number of shares of preferred stock authorized and issued as of December 31, 2021 is 10,000,000 and zero, respectively.
The conversion of these preferred shares has been retroactively restated to reflect the Exchange Ratio established in the Merger Agreement on the Statement of Convertible Preferred Stock and Stockholders’/Members’ Equity (Deficit).